                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 1999


                      Sears Credit Account Master Trust II
               (Exact name of registrant as specified in charter)



    Illinois                    0-24776                     Not Applicable
   (State of                  (Commission                   (IRS Employer
  Organization)               File Number)                Identification No.)


c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                                         19807
(Address of principal executive offices)                   (Zip Code)


Registrant's Telephone Number, including area code:  (302) 434-3176


Former name or former address, if changed since last report:  Not Applicable





                                     Page 1
                      The Exhibit Index appears on Page 4

Item 5.           Other Events

                  Series 1999-2. On September 27, 1999, $500,000,000 aggregate principal amount of 6.35% Class A Master Trust Certificates, Series 1999-2, $35,300,000 aggregate principal amount of Class B Master Trust Certificates, Series 1999-2, and $52,950,000 aggregate principal amount of Class C Master Trust Certificates, Series 1999-2, of the Sears Credit Account Master Trust II (the "Trust") were issued pursuant to the Pooling and Servicing Agreement, dated as of July 31, 1994, as amended, among SRFG, Inc. (formerly Sears Receivables Financing Group, Inc.) as Seller ("SRFG"), Sears, Roebuck and Co. as Servicer ("Sears") and Bank One, National Association (formerly The First National Bank of Chicago) as Trustee (the "Trustee"), and the Series Supplement dated as of September 27, 1999, among SRFG as Seller, Sears as Servicer and the Trustee.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

Exhibit No.       Description
- -----------       -----------

Exhibit 1.1 Underwriting Agreement among Sears, SRFG and Credit Suisse First Boston Corporation as Representative of the several Underwriters for the Class A Master Trust Certificates, dated May 19, 1998 (incorporated by reference to Exhibit 1.1 of the Trust's Current Report on Form 8-K dated June 2, 1998).

Exhibit 1.2 Pricing Agreement among Sears, SRFG and Credit Suisse First Boston Corporation on behalf of the Underwriters for the Class A Master Trust Certificates, dated September 16, 1999.

Exhibit 4.1 Series 1999-2 Supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated September 27, 1999, including the forms of Investor Certificates.

Exhibit 4.2 Letter of Representations among SRFG, the Trustee and The Depository Trust Company, dated as of September 27, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Sears Credit Account Master Trust II
                                   (Registrant)


                                   By: SRFG, Inc.
                                       (Originator of the Trust)




Date:  September 27, 1999          By: /s/ George F. Slook
                                      ----------------------------------------
                                       George F. Slook
                                       President and Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.       Description
- -----------       -----------

Exhibit 1.1       Underwriting Agreement among Sears, SRFG and Credit Suisse
                  First Boston Corporation as Representative of the several
                  Underwriters for the Class A Master Trust Certificates, dated
                  May 19, 1998 (incorporated by reference to Exhibit 1.1 of the
                  Trust's Current Report on Form 8-K dated June 2, 1998).

Exhibit 1.2       Pricing Agreement among Sears, SRFG and Credit Suisse First
                  Boston Corporation on behalf of the Underwriters for the Class
                  A Master Trust Certificates, dated September 16, 1999.

Exhibit 4.1       Series 1999-2 Supplement among Sears as Servicer, SRFG as
                  Seller and the Trustee, dated September 27, 1999, including the forms of Investor Certificates.

Exhibit 4.2       Letter of Representations among SRFG, the Trustee and The
                  Depository Trust Company, dated as of September 27, 1999.